UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2020

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

001-32871	Pennsylvania	27-0000798
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	NASDAQ Global Select Market
0.250% Notes due 2027	CMCS27	NASDAQ Global Market
1.500% Notes due 2029	CMCS29	NASDAQ Global Market
0.750% Notes due 2032	CMCS32	NASDAQ Global Market
1.875% Notes due 2036	CMCS36	NASDAQ Global Market
1.250% Notes due 2040	CMCS40	NASDAQ Global Market
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On May 28, 2020 Comcast Corporation (“Comcast”) consummated the issuance and sale of $1,500,000,000 aggregate principal amount of its 1.950% Notes due 2031 (the “2031 Notes”), $800,000,000 aggregate principal amount of its 3.750% Notes due 2040 (the “Additional 2040 Notes”) and $1,700,000,000 aggregate principal amount of its 2.800% Notes due 2051 (the “2051 Notes,” and together with the 2031 Notes and the Additional 2040 Notes, the “Notes”), pursuant to an underwriting agreement dated May 20, 2020 among Comcast, the Guarantors (defined below) and Goldman Sachs & Co. LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein. The Additional 2040 Notes constitute a further issuance of the 3.750% Notes due 2040, of which Comcast issued $800,000,000 aggregate principal amount on March 27, 2020. The Notes were issued pursuant to an Indenture dated as of September 18, 2013 (the “Base Indenture”) among Comcast, the guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of November 17, 2015 (the “First Supplemental Indenture”) among Comcast, the guarantors named therein and the Trustee, and an officers’ certificate issued pursuant thereto. The Notes are guaranteed on an unsecured and unsubordinated basis by Comcast Cable Communications, LLC and NBCUniversal Media, LLC (the “Guarantors”).

The Notes were offered pursuant to Comcast’s Registration Statement on Form S-3 filed on August 1, 2019, as amended at the date of the underwriting agreement (Reg. No. 333-232941), including the prospectus contained therein, and a related prospectus supplement dated May 20, 2020.

The material terms and conditions of the Notes are set forth in the Form of Officers’ Certificate filed herewith as Exhibit 4.1 and incorporated by reference herein and in the Base Indenture and First Supplemental Indenture, which are incorporated by reference as Exhibit 4.2 and Exhibit 4.3, respectively, to Comcast’s Registration Statement on Form S-3 filed on August 1, 2019, and incorporated by reference herein.

Item 9.01(d)	Exhibits

Exhibit Number	Description

4.1	Form of Officers’ Certificate setting forth the terms of the Notes

5.1	Opinion of Elizabeth Wideman, Esq.

5.2	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Elizabeth Wideman, Esq. (contained in Exhibit 5.1)

23.2	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: May 28, 2020	By:	/s/ Elizabeth Wideman
	Name:	Elizabeth Wideman
	Title:	Vice President, Senior Deputy General Counsel and Assistant Secretary